EXHIBIT 10.7.4

                              SOLVENCY CERTIFICATE

      I, JASON BISHARA, hereby certify that I am Chief Executive Officer of SLM Holdings, Inc., a Delaware corporation ("SLM") and Sales Lead Management Inc., a Delaware corporation (together, with SLM, the "Companies"), and in such capacities I am familiar with each of the Companies' properties, businesses and assets and am duly authorized to execute this certificate on behalf of each of the Companies, delivered pursuant to Section 5.1(a)(viii) of the Loan and Security Agreement, dated as of April 10, 2006 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein shall have the meanings given such terms in the Loan Agreement unless otherwise defined herein) between SLM Holdings, Inc., as Borrower and Aegis NY Venture Fund, LP, as lender (the "Lender").

      I understand that the Lender is relying on the truth and accuracy of this certificate in connection with the transactions contemplated by the Loan Documents.

      I hereby further certify in my capacity as the Chief Executive Officer of each of the Companies that:

      1. I or persons acting under my supervision have reviewed the Loan Documents. I have reviewed the contents of this certificate and, in connection herewith, have made or caused to be made such investigation and inquiries as I have deemed necessary and prudent therefor in my reasonable business judgment.

      2. The financial information, assumptions and valuation techniques which underlie and form the basis for the representations made in this certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

      3. The Business Plan (including but in no way limited to the projections contained therein) regarding the Companies being furnished to the Lender under
Section 5.1(a) of the Loan Agreement and the budget and projections delivered by the Borrower to the Lender pursuant to Section 5.1(a)(xii) of the Loan Agreement (the "Projections") have been prepared in good faith based upon the assumptions contained therein and all information available at the time of preparation thereof and, as of the date of hereof, I am not aware of any information contained in the Business Plan and the Projections which is false or misleading in any material respect or of any omission of information which causes the Business Plan and the Projections to be false or misleading in any material respect.

      4. On the date hereof, prior to giving effect to the consummation of all of the transactions contemplated by the Loan Documents and the payment of all fees and expenses in connection therewith (the "Transaction"), each of the Companies and their respective subsidiaries on a consolidated basis are Solvent (as such term is defined in the Loan Agreement).

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      5. In consummating the Transaction, none of the Companies intend to hinder, delay or defraud either present or future creditors or any other Person to which either of the Companies is or will become, on or after the date hereof, indebted.

      IN WITNESS WHEREOF, I have executed this certificate on April 10, 2006.

                                Sales Lead Management Inc.

                                /s/ Jason Bishara
                                ---------------------------------
                                Name:  JASON BISHARA
                                Title: Chief Executive Officer

                                SLM Holdings, Inc.

                                /s/ Jason Bishara
                                ---------------------------------
                                Name:  JASON BISHARA
                                Title: Chief Executive Officer

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